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                                                                     Exhibit 4.1

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                                                                                               Exhibit 4.4
a

                        NORTH ATLANTIC ACQUISITION CORP.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THE CORPORATION WILL FURNISH TO ANY SHAREHOLDER, UPON REQUEST AND WITHOUT             SEE REVERSE SIDE FOR
CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES            CERTAIN DEFINITIONS
AND LIMITATIONS OF THE SHARES OF EACH CLASS AUTHORIZED TO BE ISSUED.           CUSIP

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This is to Certify that



is the owner of

  FULLY PAID AND NON-ASSESSABLE SHARES OF THE CLASS B COMMON STOCK, PAR VALUE
                                   $0.01, OF

                        NORTH ATLANTIC ACQUISITION CORP.

a corporation incorporated under the laws of the State of Delaware. The shares evidenced by this certificate are transferable only on the stock transfer books of NORTH ATLANTIC ACQUISITION CORP. by the holder hereof, in person or by attorney, upon surrender of this certificate properly endorsed.
IN WITNESS WHEREOF NORTH ATLANTIC ACQUISITION CORP. has caused this certificate to be executed by the signatures of its duly authorized officers and has caused its facsimile seal to be hereunto affixed.

Dated:


        [1995 DELAWARE NORTH ATLANTIC ACQUISITION CORP. CORPORATE SEAL]


           Secretary           Chairman of the Board and Chief Executive Officer


Countersigned and Registered:
 AMERICAN STOCK TRANSFER & TRUST COMPANY
By                          Transfer Agent
                             and Registrar


                        Authorized Officer


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                        NORTH ATLANTIC ACQUISITION CORP.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
TEN COM - as tenants in common             UNIF GIFT MIN ACT - .......... Custodian ...........
                                                                 (Cust)               (Minor)
TEN ENT - as tenants by the entireties                           under Uniform Gifts to Minors

JT TEN  - as joint tenants with right                            Act ..........................
          of survivorship and not as                                         (State)
          tenants in common

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    Additional abbreviations may also be used though not in the above list.

     For value received, _________________ hereby sell, assign and transfer unto

  PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE

__________________________________________

________________________________________________________________________________

________________________________________________________________________________
   PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE.

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares

represented by the within Certificate, and do hereby irrevocably constitute and appoint ________________________________________________________________________
Attorney to transfer the said Shares on the books of the within named corporation with full power of substitution in the premises.

Dated: ___________________

       In the presence of     __________________________________________________
                              Signature


                              __________________________________________________
                              Signature

                              NOTE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                              CORRESPOND WITH THE NAME OF THE STOCKHOLDER(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.